UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21831

Alternative Investment Partners Absolute Return Fund STS

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Kara Fricke, Esq.
Morgan Stanley Investment Management Inc.
1633 Broadway
New York, New York 10019

(Name and address of agent for service)

COPY TO:

Allison M. Fumai, Esq.
DECHERT LLP
1095 Avenue of the Americas
New York, NY 10036-6797
(212) 698-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1. (a)	REPORTS TO STOCKHOLDERS.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ALTERNATIVE INVESTMENT PARTNERSABSOLUTE RETURN FUND STS Consolidated Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2025

Oath and Affirmation To the best of my knowledge and belief, the information contained in this document is accurate and complete. Frank Smith, Managing Director of Morgan Stanley Alternative Investments LLC, the General Partner of Morgan Stanley AIP GP LP, the Commodity Pool Operator of Alternative Investment Partners Absolute Return Fund STS (This oath is required by Section 4.12(c)(3) of the Commodity Futures Trading Commission Regulations under the Commodity Exchange Act, as amended.)

Audited financial statements for Alternative Investment Partners Absolute Return Fund for the year ended December 31, 2025 are attached to these consolidated financial statements and are an integral part thereof. Alternative Investment Partners Absolute Return Fund STS Consolidated Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2025 Contents Management’s Discussion of Fund Performance (Unaudited)……………………………………...1 Report of Independent Registered Public Accounting Firm..............................................................5 Audited Consolidated Financial Statements Consolidated Statement of Assets and Liabilities..............................................................................6 Consolidated Statement of Operations...............................................................................................7 Consolidated Statements of Changes in Net Assets...........................................................................8 Consolidated Statement of Cash Flows .............................................................................................9 Notes to Consolidated Financial Statements....................................................................................10 Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)...............................17 Quarterly Portfolio Schedule (Unaudited).......................................................................................17 Information Concerning Trustees and Officers (Unaudited) ...........................................................18

1 Alternative Investment Partners Absolute Return Fund STS Management’s Discussion of Fund Performance (Unaudited) Investment Objective and Strategy Summary Alternative Investment Partners Absolute Return Fund STS’s (the “Fund”) investment objective is to seek capital appreciation. The Fund, through the investment of substantially all of its assets in Alternative Investment Partners Absolute Return Fund (the “Master Fund”), invests substantially all its assets in private investment funds (commonly referred to as hedge funds) that are managed by a select group of alternative investment managers that employ different “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow unaffiliated third-party investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. Absolute return strategies can be contrasted with “relative return strategies” which generally seek to outperform a corresponding benchmark equity or fixed income index. The Master Fund seeks attractive “risk-adjusted” returns, which are returns adjusted to take into account the volatility of those returns. The Master Fund intends to invest in private investment funds that employ the following principal strategies: relative value strategies, security selection strategies, specialist credit strategies and directional strategies. Performance Discussion

2 Alternative Investment Partners Absolute Return Fund STS Management’s Discussion of Fund Performance (Unaudited) (continued) Performance Discussion (continued) The chart below illustrates the growth of a hypothetical $50,000 investment in the Fund over the ten years ending December 31, 2025. Performance data quoted represents past performance, which is not predictive of future results, and current performance may be lower or higher than the figures shown. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the twelve months ended December 31, 2025, the Fund returned 10.45% (excluding sales load), outperforming bonds (Bloomberg US Aggregate Bond Index +7.30%) and cash (1 month SOFR +4.39%), but underperforming equities (S&P 500 Total Return Index +17.88%). The Fund continued its recent history of generating returns without equity market exposure – for the three years ending December 31, 2025, the Fund returned 8.92% annualized, with a beta to the S&P 500 Total Return Index of -0.03.

3 Alternative Investment Partners Absolute Return Fund STS Management’s Discussion of Fund Performance (Unaudited) (continued) Performance Discussion (continued) Seven of the Master Fund’s eleven strategies generated positive results in 2025 and impacted the Master Fund by the following amounts: CTA/Managed Futures 0.35% Distressed -0.26% Equity L/S High Hedge 3.50% Equity L/S Opportunistic 0.49% Event Driven Credit 0.83% Fixed Income Arbitrage 0.43% Macro 3.37% Multi Strategy -0.66% Other Directional -0.18% Private Placements -0.01% Statistical Arbitrage 6.77% Statistical Arbitrage funds (+16.73% average return in 2025), which carry little to no net equity beta, generated positive results in all but two months, led by D.E. Shaw Valence Fund, L.L.C. and Torus Feeder 2 LP (+19.7%). Equity Long/Short High Hedge Funds (+14.36% average return in 2025) with little equity beta, generated positive results in all but two months. Multi-manager platform funds Alyeska Fund LP (+19.1%) and Holocene Advisors Fund LP (+16.5%) generated consistently positive results, largely profiting from equity trading. Macro funds (+22.25% average return in 2025), profited from strong results from D.E. Shaw Oculus Fund, L.L.C. (+28.1%) and Broad Reach (US) Fund LP (+13.3%). The five strategies that generated negative results in aggregate detracted 1.11%. The largest detracting fund was Eisler Capital Multi Strategy Fund LP (-14.1% return and -0.57% impact), as its fixed expense burden following the manager’s decision to liquidate the fund negatively impacted performance.

4 Alternative Investment Partners Absolute Return Fund STS Management’s Discussion of Fund Performance (Unaudited) (continued) Performance Discussion (continued) The following is a current strategy allocation of the underlying funds in the Master Fund as a percentage of net assets of the Master Fund as of December 31, 2025. Directional 25.9 % CTA/Managed Futures 9.7 Macro 9.0 Equity Long/Short Opportunistic 4.9 Other Directional 2.0 Commodities 0.3 Relative Value 64.2 Statistical Arbitrage 26.4 Equity Long/Short High Hedge 24.4 Fixed Income Arbitrage 5.7 Volatility Arbitrage 3.3 Relative Value Credit 2.4 Convertible Arbitrage 1.9 Mortgage Arbitrage 0.1 Event Driven 9.9 Distressed 6.1 Event Driven Credit 3.8 100.0 % Thank you for your support for the Fund.

5 Report of Independent Registered Public Accounting Firm To the Shareholders and the Board of Trustees of Alternative Investment Partners Absolute Return Fund STS Opinion on the Financial Statements We have audited the accompanying consolidated statement of assets and liabilities of Alternative Investment Partners Absolute Return Fund STS (the “Fund”), as of December 31, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2025, the consolidated results of its operations and its cash flows for the year then ended and the consolidated changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the auditor of one or more Morgan Stanley investment companies since 2000. Philadelphia, Pennsylvania February 27, 2026

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 6 Alternative Investment Partners Absolute Return Fund STS Consolidated Statement of Assets and Liabilities December 31, 2025 Assets Investment in Alternative Investment Partners Absolute Return Fund, at fair value $ 171,146,734 Cash 1,881,925 Repurchases receivable from Alternative Investment Partners Absolute Return Fund 5,495,316 Withholding tax credit 251,935 Total assets $ 178,775,910 Liabilities Payable for share repurchases $ 5,270,316 Due to Alternative Investment Partners Absolute Return Fund 1,235,692 Accrued expenses and other liabilities 138,847 Total liabilities 6,644,855 Net assets $ 172,131,055 Net assets consist of: Net capital $ 11,267,288 Total distributable earnings (loss) 160,863,767 Net assets $ 172,131,055 Net asset value per share: 70,892.714 shares issued and outstanding, no par value, 72,374 registered shares * $ 2,428.05 Maximum offering price per share: ($2,428.05 plus sales load of 3% of net asset value per share) $ 2,500.89 * Registered shares reflect the number of shares registered and available for sale as of May 2025.

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 7 Alternative Investment Partners Absolute Return Fund STS Consolidated Statement of Operations For the Year Ended December 31, 2025 Net investment income (loss) allocated from Alternative Investment Partners Absolute Return Fund Dividend income $ 158,742 Expenses (5,835,456) Net investment income (loss) allocated from Alternative Investment Partners Absolute Return Fund (5,676,714) Fund expenses Withholding taxes 1,263,779 Professional fees 281,117 Transfer agent fees 79,982 Trustees’ fees 3,328 Custody fees 1,977 Other 110,327 Total fund expenses 1,740,510 Net investment income (loss) (7,417,224) Net realized and unrealized gain (loss) from investments allocated from Alternative Investment Partners Absolute Return Fund Net realized gain (loss) from: Investments in investment funds 14,216,435 Direct investments (70,020) Net realized gain (loss) from investments 14,146,415 Net change in unrealized appreciation/depreciation on: Investments in investment funds 10,680,903 Net change in unrealized appreciation/depreciation on investments 10,680,903 Net realized and unrealized gain (loss) from investments allocated from Alternative Investment Partners Absolute Return Fund 24,827,318 Net increase (decrease) in net assets resulting from operations $ 17,410,094

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 8 Alternative Investment Partners Absolute Return Fund STS Consolidated Statements of Changes in Net Assets For the year ended December 31, 2024 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) $ (8,518,093) Net realized gain (loss) from investments 11,650,213 Net change in unrealized appreciation/depreciation on investments 14,702,490 Net increase (decrease) in net assets resulting from operations 17,834,610 Shareholder transactions: Subscriptions (representing 440.407 shares) 925,000 Repurchases (representing 9,286.263 shares) (19,644,156) Net increase (decrease) in net assets from shareholder transactions (18,719,156) Total increase (decrease) in net assets (884,546) Net assets, beginning of year (representing 87,783.074 shares) 174,424,748 Net assets, end of year (representing 78,937.218 shares) $ 173,540,202 For the year ended December 31, 2025 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) $ (7,417,224) Net realized gain (loss) from investments 14,146,415 Net change in unrealized appreciation/depreciation on investments 10,680,903 Net increase (decrease) in net assets resulting from operations 17,410,094 Shareholder transactions: Subscriptions (representing 521.089 shares) 1,202,000 Repurchases (representing 8,565.593 shares) (20,021,241) Net increase (decrease) in net assets from shareholder transactions (18,819,241) Total increase (decrease) in net assets (1,409,147) Net assets, beginning of year (representing 78,937.218 shares) 173,540,202 Net assets, end of year (representing 70,892.714 shares) $ 172,131,055

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 9 Alternative Investment Partners Absolute Return Fund STS Consolidated Statement of Cash Flows For the Year Ended December 31, 2025 Cash flows from operating activities Net increase (decrease) in net assets resulting from operations $ 17,410,094 Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities: Net investment (income) loss allocated from Alternative Investment Partners Absolute Return Fund 5,676,714 Net realized (gain) loss from investment funds allocated from Alternative Investment Partners Absolute Return Fund (14,216,435) Net realized (gain) loss from direct investments allocated from Alternative Investment Partners Absolute Return Fund 70,020 Net change in unrealized (appreciation) depreciation on investment funds allocated from Alternative Investment Partners Absolute Return Fund (10,680,903) Purchase of investments in Alternative Investment Partners Absolute Return Fund (1,202,000) Proceeds from sale of investments in Alternative Investment Partners Absolute Return Fund 21,998,366 (Increase) decrease in repurchases receivable from Alternative Investment Partners Absolute Return Fund (2,688,971) Increase (decrease) in due to Alternative Investment Partners Absolute Return Fund 186,654 Increase (decrease) in accrued expenses and other liabilities 12,702 Net cash provided by (used in) operating activities 16,566,241 Cash flows from financing activities Subscriptions 1,202,000 Repurchases (20,021,241) Increase (decrease) in payable for share repurchases 2,688,971 Net cash provided by (used in) financing activities (16,130,270) Net change in cash 435,971 Cash at beginning of year 1,445,954 Cash at end of year $ 1,881,925

Alternative Investment Partners Absolute Return Fund STS Notes to Consolidated Financial Statements December 31, 2025 See attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 10 1. Organization and Consolidation Alternative Investment Partners Absolute Return Fund STS (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on October 31, 2005. The Fund commenced operations on September 1, 2006 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law. The Fund is a “Feeder” fund in a “Master-Feeder” structure whereby the Fund indirectly invests substantially all of its assets in Alternative Investment Partners Absolute Return Fund (the “Master Fund”) through its investment in AIP Absolute Return Fund LDC (the “Offshore Fund”), a Cayman Islands limited duration company,which in turn invests substantially all of its assets in Alternative Investment Partners Absolute Return Fund (the “Master Fund”). The Master Fund is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act, as a closed-end, non-diversified, management investment company. Morgan Stanley AIP GP LP serves as the Master Fund’s investment adviser (the “Investment Adviser”). The Investment Adviser is an affiliate of Morgan Stanley and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended and as a commodity trading adviser and a commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”). The Fund and the Offshore Fund have the same investment objective as the Master Fund. The Master Fund’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third- party investment managers who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt, and other markets. “Absolute return” investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Master Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions such as total return swaps, options, and futures. The Fund consolidates the Offshore Fund, a wholly-owned subsidiary, and has included all of the assets and liabilities and revenues and expenses of the Offshore Fund in the accompanying financial statements. Intercompany balances have been eliminated through consolidation. As of December 31, 2025, the Fund had a 60.27% indirect ownership interest in the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s consolidated financial statements. The Fund has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board (the “Trustees”) are not “interested persons” (as defined by the 1940 Act) of the Fund or the Investment Adviser. The same Trustees also serve as the Master Fund’s Board of Trustees.

Alternative Investment Partners Absolute Return Fund STS Notes to Consolidated Financial Statements (continued) See attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 11 2. Significant Accounting Policies The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its consolidated financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”, for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund’s financial statements are stated in United States dollars. Investment in the Fund The Fund initially offered on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, 1,000,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for public offering of Shares was September 1, 2006. Shares were offered until the Initial Closing Date at an initial offering price of $1,000 per Share, plus any applicable sales load, and have been continuously offered thereafter for purchase as of the first day of each calendar month at the Fund’s then current net asset value per Share, plus any applicable sales load. As of May 2025, the number of Shares available for sale is 72,374.The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of the Fund, that have agreed to participate in the distribution of the Fund’s Shares. Shares may also be purchased through any registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other managed asset program by such RIA. Shares are sold only to certain special tax status investors (“Shareholders”), namely tax-exempt and tax-deferred investors. These investors also must represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The Distributor or any Selling Agent or RIA may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent or RIA. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum additional investment in the Fund by any Shareholder is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor, a Selling Agent or a RIA. The Distributor and Selling Agents may charge Shareholders a sales load of up to 3% of the Shareholder’s purchase. The Distributor or a Selling Agent may, in its discretion, waive the sales load for certain investors. In addition, purchasers of Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs sponsored by an investment adviser, including an affiliate of the Adviser, or Morgan Stanley and its affiliates (including the Adviser) and the directors, partners, principals, officers and employees of Morgan Stanley and its affiliates may not be charged a sales load by the Distributor or Selling Agent.

Alternative Investment Partners Absolute Return Fund STS Notes to Consolidated Financial Statements (continued) See attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 12 2. Significant Accounting Policies (continued) Investment in the Fund (continued) The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders. Any offer to repurchase Shares by the Fund is only made to Shareholders at the same times as, and in parallel with, each repurchase offer made by the Master Fund to its investors, including, indirectly, the Fund. Each such repurchase offer made by the Master Fund will generally apply to up to 15% of the net assets of the Master Fund. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that it will recommend to the Board that the Fund offers to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30, and December 31. In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Master Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Master Fund has received at least 90% of the aggregate amount withdrawn by the Master Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited consolidated financial statements. As of December 31, 2025, the total of all Shareholders’ Holdback Amounts was $328,976 which includes any Holdback Amount for repurchases as of December 31, 2025, and is included in payable for share repurchases in the Consolidated Statement of Assets and Liabilities. Investment in the Master Fund The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate indirect interest in the net assets of the Master Fund as of December 31, 2025. Valuation of Investment Funds and other investments held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is discussed in the notes to the Master Fund’s financial statements. The Fund records its pro rata share of the Master Fund’s income, expenses, and realized and unrealized gains and losses. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these consolidated financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund. Short-Term Investments Short-term investments are invested in a money market fund. Investments in money market funds are valued at fair value using the net asset value as the price. As of December 31, 2025, the Fund didn’t hold short-term investments.

Alternative Investment Partners Absolute Return Fund STS Notes to Consolidated Financial Statements (continued) See attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 13 2. Significant Accounting Policies (continued) Cash The Fund may maintain cash held on deposit at one or more financial institutions. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations. Income Recognition and Expenses The Fund recognizes income and expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. The Fund accrues its own expenses. The Fund does not pay the Adviser a management fee. As an indirect holder of shares in the Master Fund, however, the Fund does bear its allocable portion (based on the net asset value of the Master Fund attributable to the Fund) of the expenses of the Master Fund, including the management fee paid to the Investment Adviser and shareholder servicing fees paid to the Distributor as described in the Master Fund’s financial statements. Please refer to the attached financial statements of the Master Fund for a discussion of the computation of the management fee and shareholder servicing fee. Included in expenses allocated from the Master Fund in the Consolidated Statement of Operations is $1,754,068 and $1,309,663, which are the Fund’s proportionate share of management fees and shareholder servicing fees, respectively, incurred by the Master Fund for the year ended December 31, 2025. Third-Party Service Providers State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. State Street also serves as the Fund’s custodian. UMB Fund Services, Inc. serves as the Fund’s transfer agent. Transfer agent fees are payable monthly based on an annual Fund base fee, annual per Shareholder account changes, and out-of-pocket expenses incurred by the transfer agent on the Fund’s behalf. Income and Withholding Taxes The Fund expects to be treated as a partnership for U.S. federal income tax purposes. No provision for federal, state, or local income taxes is required in the consolidated financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Shareholders is to include its respective share of the Fund’s realized profits or losses in its individual tax returns. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Master Fund is required to withhold up to 30% U.S. tax from U.S. source dividends and 21% (33% for non-corporate, non-U.S. investors) U.S. tax from effectively connected income allocable to its non-U.S. investors and remit those amounts to the U.S. internal Revenue Service on behalf of the non-U.S. investors. If the Master Fund incurs a withholding tax or other tax obligation with respect to the share of the Master Fund’s income allocable to any Shareholder, then the Master Fund, without limitation of any other rights of the Fund, will cause a Share repurchase from the Master Fund in the amount of the tax obligation. The amount of the tax obligation attributable to the Fund will be treated as an expense by the Fund.

Alternative Investment Partners Absolute Return Fund STS Notes to Consolidated Financial Statements (continued) See attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 14 2. Significant Accounting Policies (continued) Income and Withholding Taxes (continued) For the year ended December 31, 2025, the Master Fund recorded an estimated tax withholding amount of $1,263,779 related to the Fund’s share of withholding taxes, which is included in the Fund’s Consolidated Statement of Operations. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements as of December 31, 2025. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Consolidated Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by certain relevant taxing authorities. Segment Reporting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is described at the beginning of the Notes to Financial Statements. The Fund’s President serves as the Chief Operating Decision Maker (“CODM”) and is responsible for assessing the performance of the Fund’s single segment and allocating its resources. In performing these responsibilities, the CODM reviews the information presented in the Fund’s financial statements. Recent Accounting Pronouncements In December 2023, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2023 09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The amendments introduce new income tax disclosure requirements and revise or eliminate certain existing provisions, including expanded categories within the income tax rate reconciliation and enhanced disaggregation of income taxes paid. For public entities, ASU 2023 09 is effective for annual periods beginning after December 15, 2024. The Fund adopted ASU 2023 09 during the current fiscal period. Management has evaluated the impact of adoption and concluded that the Fund does not have any material foreign or domestic income taxes requiring disclosure under the amended guidance. Accordingly, no additional income tax disclosures have been included in these financial statements. 3. Market Risk The value of an investment in each Fund is based on the values of each Fund’s investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt or otherwise affect

Alternative Investment Partners Absolute Return Fund STS Notes to Consolidated Financial Statements (continued) See attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 15 3. Market Risk (continued) the global economy and financial markets. Securities in each Fund’s portfolio may underperform or otherwise be adversely affected due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates (or changes in interest rates), global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, the threat or actual imposition of tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in increased market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of each Fund’s portfolio, as well as its ability to sell securities and/or meet redemptions. Any such event(s) or similar types of factors and developments, may also adversely affect the financial performance of each Fund’s investments (and, in turn, the Fund’s investment results) and/or negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, and exacerbate pre-existing risks to the Fund. In addition, no active trading market may exist for certain investments held by the Funds, which may impair the ability of the Funds to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. 4. Contractual Obligations The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Alternative Investment Partners Absolute Return Fund STS Notes to Consolidated Financial Statements (continued) See attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 16 5. Financial Highlights The following represents per Share data, ratios to average net assets, and other financial highlights information for Shareholders. For the Year For the Year For the Year For the Year For the Year Ended Ended Ended Ended Ended December 31, December 31, December 31, December 31, December 31, 2025 2024 2023 2022 2021 For a Share outstanding throughout the year: Net asset value, beginning of year $ 2,198.46 $ 1,987.00 $ 1,878.91 $ 1,783.03 $ 1,692.95 Net investment income (loss) (a) (97.92) (101.89) (76.95) (60.67) (47.91) Net realized and unrealized gain (loss) from investments 327.51 313.35 185.04 156.55 137.99 Net increase (decrease) resulting from operations 229.59 211.46 108.09 95.88 90.08 Net asset value, end of year $ 2,428.05 $ 2,198.46 $ 1,987.00 $ 1,878.91 $ 1,783.03 Total return (b) 10.44% 10.64% 5.75% 5.38% 5.32% Ratio of total expenses (c) 4.31% 4.90% 4.08% 3.36% 2.79% Ratio of net investment income (loss) (d) (4.22%) (4.83%) (4.00%) (3.34%) (2.78%) Portfolio turnover (e) 11% 9% 19% 25% 11% Net assets, end of year (000s) $ 172,131 $ 173,540 $ 174,425 $ 175,774 $ 178,916 (a) Calculated based on the average shares outstanding methodology. (b) Total return assumes a subscription of a Share in the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year indicated, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund. (c) Includes expenses allocated from the Master Fund. (d) Includes income and expenses allocated from the Master Fund. (e) The portfolio turnover rate reflects investment activity of the Master Fund. The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions and withholding tax allocation, as applicable. 6. Subsequent Events Unless otherwise stated throughout the Notes to Consolidated Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the consolidated financial statements through the date that the financial statements were available to be issued.

17 Alternative Investment Partners Absolute Return Fund STS Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent year ended June 30, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov. Quarterly Portfolio Schedule (Unaudited) The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s website at http://www.sec.gov. and Morgan Stanley’s public website, www.morganstanley.com/im/shareholderreports. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

18 Information Concerning Trustees and Officers (Unaudited) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee** Other Directorships Held by Independent Trustee*** Eddie A. Grier c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year:1955 Trustee Since August 2022 Dean, Santa Clara University Leavey School of Business (2021-2025); Dean, Virginia Commonwealth University School of Business (2010- 2021); President and various other roles, Walt Disney Company (entertainment and media) (1981- 2010). 80 Formerly, Director, Witt/Keiffer, Inc. (executive search) (2016-2024); Director, NuStar GP, LLC (energy) (2021-2024); Director, Sonida Senior Living, Inc (residential community operator) (2016- 2021); Director, NVR, Inc (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012- 2021); Regent, University of Massachusetts Global (since 2021); Director and Chairperson, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019). Kathleen A. Dennis c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1953 Trustee Since August 2006 Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993. 79 Board Member, University of Albany Foundation (2012- present); Board Member, Mutual Funds Directors Forum (2014-2025); Director of various non-profit organizations. Nancy C. Everett c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1955 Trustee Since January 2015 Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Formerly, Interim Vice President for Investment Management, Dominion Energy (2024-2025); Formerly, Chief Executive Officer, Virginia Commonwealth University Investment Company (2015-2024); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010). 80 Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006- 2010).

19 Information Concerning Trustees and Officers (Unaudited) (continued) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee** Other Directorships Held by Independent Trustee*** Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1959 Jakki L. Haussler c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1957 Trustee Trustee Since July 2024 Since January 2015 Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (2014-2021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (2006-2010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (1988- 1990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (1986-1988); Equity Derivatives Trading, Lehman Brothers (1983-1986). Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999- December 2010); Director, The Victory Funds (February 2005-July 2008). 80 80 Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020). Director, Ingram Micro Holding Corporation and Member, Nominating and Corporate Governance Committee (since October 2024); Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008- 2021); Director of Service Corporation International and Member, Audit Committee and Chairperson of the Investment Committee; formerly, Director, Barnes Group Inc. (2021- 2025); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee. Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949 Trustee Since July 1991 Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee, Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. 79 Director of NVR, Inc. (home construction).

20 Information Concerning Trustees and Officers (Unaudited) (continued) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee** Other Directorships Held by Independent Trustee*** Michael F. Klein c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1958 Trustee Since August 2006 Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999). 79 Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Formerly, Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals) (2021-2025). Patricia A. Maleski c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1960 Trustee Since January 2017 Chairperson of the Compliance and Insurance Committee; Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer - Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001). 80 Formerly, Trustee (January 2022-March 2023), Treasurer (January 2023-March 2023), and Finance Committee (January 2022-March 2023), Nutley Family Service Bureau, Inc. W. Allen Reed c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1947 Chairperson of the Boards and Trustee Chairperson of the Boards since August 2020 and Trustee since August 2006 Chairperson of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chairperson of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005). 79 Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

21 Information Concerning Trustees and Officers (Unaudited) (continued) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee ** Other Directorships Held by Independent Trustee*** Frances L. Cashman c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1961 Trustee Since March 2022 Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (2021- 2024); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicola (2005-2010). 80 Board Director and Member of the Membership Committee, Mutual Fund Directors Forum (since May 2025); Trustee and Member of the Audit and Investment Committees, Baltimore Equitable Insurance (since May 2025); Board Director and Member of the Marketing Committee, Archdiocese of Baltimore School Board (since May 2025); Trustee, Chairperson of the Advancement Committee and Member of the Investment Committee, Cristo Rey Jesuit High School (since December 2024); Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Formerly, Trustee and Chairperson of Marketing Committee, and Member of Finance Committee, Loyola Blakefield (2017-2023); Formerly, Trustee, MMI Gateway Foundation (2017- 2023). * This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected. ** The Fund Complex includes (as of December 31, 2025) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the “Adviser”) and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP). *** This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

22 Information Concerning Trustees and Officers (Unaudited) (continued) Position(s) Length of Name, Address and Birth Held with Time Principal Occupation(s) Year of Executive Officer Registrant Served* During Past 5 Years John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963 President and Principal Executive Officer Since September 2013 President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser. Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977 Chief Compliance Officer Since November 2021 Managing Director of the Adviser (since January 2024) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020). Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979 Vice President Since June 2017 Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013). Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965 Treasurer and Principal Financial Officer Treasurer since July 2003 and Principal Financial Officer since September 2002 Managing Director of the Advisor and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002). Deidre Walsh 1 Post Office Square Boston, MA 02109 Birth Year: 1971 Secretary and chief Legal Officer Since June 2025 Managing Director (since 2021) of the Adviser and various entities affiliated with the Adviser; Vice President of various entities affiliated with the Adviser (since 2003); Secretary (since June 2025) and Chief Legal Officer (since June 2025) of various Morgan Stanley Funds. Christopher Auffenberg 100 Front Street, Suite 400 West Conshohocken, PA 19428 Birth Year: 1984 Vice President Since May 2022 Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Hedge Fund team and Executive Director of Morgan Stanley Investment Management Inc (since May 2022). The Fund does not make available copies of its statement of additional information because the Fund’s shares are not continuously offered, which means that the statement of additional information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s statement of additional information may have become outdated. * This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

23 Alternative Investment Partners Absolute Return Fund STS 100 Front Street, Suite 400 West Conshohocken, PA 19428 Trustees W. Allen Reed, Chairperson of the Boards and Trustee Frank L. Bowman (Retired on December 31, 2025) Frances L. Cashman Kathleen A. Dennis Nancy C. Everett Richard G. Gould Eddie A. Grier Jakki L. Haussler Dr. Manuel H. Johnson Michael F. Klein Patricia A. Maleski Officers John H. Gernon, President and Principal Executive Officer Christopher Auffenberg, Vice President Michael J. Key, Vice President Deidre A. Downes, Chief Compliance Officer Francis J. Smith, Treasurer and Principal Financial Officer Deidre Walsh, Secretary and chief Legal Officer Investment Adviser Morgan Stanley AIP GP LP 100 Front Street, Suite 400 West Conshohocken, PA 19428 Administrator, Custodian, Fund Accounting Agent and Escrow Agent State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Transfer Agent UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116 Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Counsel to the Independent Trustees Morgan, Lewis and Bockius LLP One State Street Hartford, CT 06103

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2025

Oath and Affirmation To the best of my knowledge and belief, the information contained in this document is accurate and complete. Frank Smith, Managing Director of Morgan Stanley Alternative Investments LLC, the General Partner of Morgan Stanley AIP GP LP, the Commodity Pool Operator of Alternative Investments Partners Absolute Return Fund (This oath is required by Section 4.12(c)(3) of the Commodity Futures Trading Commission Regulations under the Commodity Exchange Act, as amended.)

Alternative Investment Partners Absolute Return Fund Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2025 Contents Management’s Discussion of Fund Performance (Unaudited) 1 Report of Independent Registered Public Accounting Firm 5 Audited Financial Statements Statement of Assets and Liabilities 6 Statement of Operations 7 Statements of Changes in Net Assets 8 Statement of Cash Flows 9 Schedule of Investments 10 Notes to Financial Statements 16 Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) 29 Quarterly Portfolio Schedule (Unaudited) 29 U.S. Privacy Policy (Unaudited) 30 Information Concerning Trustees and Officers (Unaudited) 34

1 Alternative Investment Partners Absolute Return Fund Management’s Discussion of Fund Performance (unaudited) Investment Objective and Strategy Summary The Fund’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. The Fund invests substantially all its assets in private investment funds (commonly referred to as hedge funds) that are managed by a select group of alternative investment managers that employ different “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow unaffiliated third-party investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. Absolute return strategies can be contrasted with “relative return strategies” which generally seek to outperform a corresponding benchmark equity or fixed income index. The Fund seeks attractive “risk-adjusted” returns, which are returns adjusted to take into account the volatility of those returns. The Fund intends to invest in private investment funds that employ the following principal strategies: relative value strategies, security selection strategies, specialist credit strategies and directional strategies. Performance Discussion

2 Alternative Investment Partners Absolute Return Fund Management’s Discussion of Fund Performance (unaudited) (continued) Performance Discussion (continued) The chart below illustrates the growth of a hypothetical $50,000 investment in the Fund over the ten years ending December 31, 2025. Performance data quoted represents past performance, which is not predictive of future results, and current performance may be lower or higher than the figures shown. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the twelve months ended December 31, 2025, the Fund returned 11.61% (excluding sales load), outperforming bonds (Bloomberg US Aggregate Bond Index +7.30%) and cash (1 month SOFR +4.39%), but underperforming equities (S&P 500 Total Return Index +17.88%). The Fund continued its recent history of generating returns without equity market exposure – for the three years ending December 31, 2025, the Fund returned 10.17% annualized, with a beta to the S&P 500 Total Return Index of -0.03.

3 Alternative Investment Partners Absolute Return Fund Management’s Discussion of Fund Performance (unaudited) (continued) Performance Discussion (continued) Seven of the Fund’s eleven strategies generated positive results in 2025 and impacted the Fund by the following amounts: CTA/Managed Futures 0.35% Distressed -0.26% Equity L/S High Hedge 3.50% Equity L/S Opportunistic 0.49% Event Driven Credit 0.83% Fixed Income Arbitrage 0.43% Macro 3.37% Multi Strategy -0.66% Other Directional -0.18% Private Placements -0.01% Statistical Arbitrage 6.77% Statistical Arbitrage funds (+16.73% average return in 2025), which carry little to no net equity beta, generated positive results in all but two months, led by D.E. Shaw Valence Fund, L.L.C. and Torus Feeder 2 LP (+19.7%). Equity Long/Short High Hedge Funds (+14.36% average return in 2025) with little equity beta, generated positive results in all but two months. Multi-manager platform funds Alyeska Fund LP (+19.1%) and Holocene Advisors Fund LP (+16.5%) generated consistently positive results, largely profiting from equity trading. Macro funds (+22.25% average return in 2025), profited from strong results from D.E. Shaw Oculus Fund, L.L.C. (+28.1%) and Broad Reach (US) Fund LP (+13.3%). The five strategies that generated negative results in aggregate detracted 1.11%. The largest detracting fund was Eisler Capital Multi Strategy Fund LP (-14.1% return and -0.57% impact), as its fixed expense burden following the manager’s decision to liquidate the fund negatively impacted performance.

4 Alternative Investment Partners Absolute Return Fund Management’s Discussion of Fund Performance (unaudited) (continued) Performance Discussion (continued) The following is a current strategy allocation of the underlying funds in the Fund as a percentage of net assets as of December 31, 2025. Directional 25.9% CTA/Managed Futures 9.7 Macro 9.0 Equity Long/Short Opportunistic 4.9 Other Directional 2.0 Commodities 0.3 Relative Value 64.2 Statistical Arbitrage 26.4 Equity Long/Short High Hedge 24.4 Fixed Income Arbitrage 5.7 Volatility Arbitrage 3.3 Relative Value Credit 2.4 Convertible Arbitrage 1.9 Mortgage Arbitrage 0.1 Event Driven 9.9 Distressed 6.1 Event Driven Credit 3.8 100.0% Thank you for your support for the Fund.

5 Report of Independent Registered Public Accounting Firm To the Shareholders and the Board of Trustees of Alternative Investment Partners Absolute Return Fund Opinion on the Financial Statements We have audited the accompanying statement of assets and liabilities of Alternative Investment Partners Absolute Return Fund (the “Fund”), including the schedule of investments, as of December 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2025, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the custodian, management of the investment funds and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the auditor of one or more Morgan Stanley investment companies since 2000. Philadelphia, Pennsylvania February 27, 2026

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 6 Alternative Investment Partners Absolute Return Fund Statement of Assets and Liabilities December 31, 2025 Assets Investments in investment funds, at fair value (cost $186,698,072) $ 342,883,800 Short-term investment (cost $1,730,497) 1,730,497 Cash 512,649 Receivable for investments sold 30,177,202 Investments in investment funds made in advance 4,400,000 Due from Alternative Investment Partners Absolute Return Fund STS 1,235,692 Withholding tax credit 32,731 Other assets 40,292 Total assets $ 381,012,863 Liabilities Line of credit payable $ 84,771,267 Payable for share repurchases 8,541,550 Withholding tax payable 1,290,568 Management fees payable 1,192,348 Shareholder servicing fees payable 890,806 Transfer agent fees payable 7,405 Accrued expenses and other liabilities 370,378 Total liabilities 97,064,322 Net assets $ 283,948,541 Net assets consist of: Net capital * $ (14,249,952) Total distributable earnings (loss) 298,198,493 Net assets $ 283,948,541 Net asset value per share: 99,093.961 shares issued and outstanding, no par value, 72,374 registered shares ** $ 2,865.45 Maximum offering price per share: ($2,865.45 plus sales load of 3% of net asset value per share) $ 2,951.41 * Net capital is negative as a result of aggregate repurchases exceeding aggregate subscriptions. ** Registered shares reflect the number of shares registered and available for sale as of May 2025.

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 7 Alternative Investment Partners Absolute Return Fund Statement of Operations For the Year Ended December 31, 2025 Investment income Dividend income $ 263,314 Total investment income 263,314 Expenses Interest expense 3,718,717 Management fees 2,909,767 Shareholder servicing fees 2,172,557 Professional fees 444,770 Custody fees 80,525 Transfer agent fees 42,812 Trustee’s fees 10,931 Other 299,237 Total expenses 9,679,316 Net investment income (loss) (9,416,002) Net realized and unrealized gain (loss) from investments Net realized gain (loss) from: Investments in investment funds 23,602,091 Direct investment (115,848) Net realized gain (loss) from investments 23,486,243 Net change in unrealized appreciation/depreciation on: Investments in investment funds 17,744,143 Net change in unrealized appreciation/depreciation on investments 17,744,143 Net realized and unrealized gain (loss) from investments 41,230,386 Net increase (decrease) in net assets resulting from operations $ 31,814,384

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 8 Alternative Investment Partners Absolute Return Fund Statements of Changes in Net Assets For the year ended December 31, 2024 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) $ (9,796,273) Net realized gain (loss) from investments 19,616,898 Net change in unrealized appreciation/depreciation on investments 24,724,930 Net increase (decrease) in net assets resulting from operations 34,545,555 Shareholder transactions: Subscriptions (representing 578.852 shares) 1,407,638 Repurchases (representing 15,365.479 shares) (37,618,605) Net increase (decrease) in net assets from shareholder transactions (36,210,967) Total increase (decrease) in net assets (1,665,412) Net assets, beginning of year (representing 127,772.707 shares) 291,743,927 Net assets, end of year (representing 112,986.080 shares) $ 290,078,515 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) $ (9,416,002) Net realized gain (loss) from investments 23,486,243 Net change in unrealized appreciation/depreciation on investments 17,744,143 Net increase (decrease) in net assets resulting from operations 31,814,384 Shareholder transactions: Subscriptions (representing 771.315 shares) 2,069,803 Repurchases (representing 14,663.434 shares) (40,014,161) Net increase (decrease) in net assets from shareholder transactions (37,944,358) Total increase (decrease) in net assets (6,129,974) Net assets, beginning of year (representing 112,986.080 shares) 290,078,515 Net assets, end of year (representing 99,093.961 shares) $ 283,948,541 For the year ended December 31, 2025

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 9 Alternative Investment Partners Absolute Return Fund Statement of Cash Flows For the Year Ended December 31, 2025 Cash flows from operating activities Net increase (decrease) in net assets resulting from operations $ 31,814,384 Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities: Net realized (gain) loss from investments in investment funds (23,602,091) Net realized (gain) loss from direct investment 115,848 Net change in unrealized (appreciation) depreciation on investments in investment funds (17,744,143) Purchase of investments in investment funds (39,589,988) Proceeds from sale of investments in investment funds 72,658,962 Proceeds from sale of direct investment 2,674,201 Net (purchase) sales/maturities of short-term investments 241,222 (Increase) decrease in receivable for investments sold (13,207,635) (Increase) decrease in investments in investment funds made in advance (4,400,000) (Increase) decrease in due from Alternative Investment Partners Absolute Return Fund STS (186,654) (Increase) decrease in other assets (6,401) Increase (decrease) in withholding tax payable 186,654 Increase (decrease) in management fees payable (510,289) Increase (decrease) in shareholder servicing fees payable (377,899) Increase (decrease) in transfer agent fees payable (735) Increase (decrease) in accrued expenses and other liabilities 47,086 Net cash provided by (used in) operating activities 8,112,522 Cash flows from financing activities Proceeds from advances on line of credit 38,500,000 Repayments of advances on line of credit (17,500,000) Subscriptions 2,069,803 Repurchases (40,014,161) Increase (decrease) in payable for share repurchases 2,458,490 Net cash provided by (used in) financing activities (14,485,868) Net change in cash (6,373,346) Cash at beginning of year 6,885,995 Cash at end of year $ 512,649 Supplemental disclosure of cash flow information: Cash paid during the year for interest $ 3,718,717 Cash paid during the year for income taxes $ 1,077,125 Supplemental disclosure of non-cash flow information: Distributions of in-kind direct investments received from investment funds $ 2,790,049

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 10 Alternative Investment Partners Absolute Return Fund Schedule of Investments December 31, 2025 Next First Percent of Percent Available Acquisition Fair Investment of Net Redemption Description Date Cost Value Fund Held* Assets Date** Liquidity*** Portfolio Investments Investments in Investment Funds Commodity Trading Advisors - Managed Futures Squarepoint Core US Feeder LP 7/1/2020 $ 18,500,000 $ 28,198,581 1.28% 9.93% 3/31/2026 Monthly Total Commodity Trading Advisors - Managed Futures 18,500,000 28,198,581 9.93 Distressed Cerberus Partners, LP 11/1/2009 1,191,862 4,297,493 3.26 1.51 (a) (a) Cerberus SPV, LLC 11/1/2009 736,311 3,655,878 1.89 1.29 (a) (a) VR Global Onshore Fund, L.P. 10/1/2025 10,850,000 11,713,884 1.51 4.13 3/31/2026 Quarterly Total Distressed 12,778,173 19,667,255 6.93 Equity Long/Short - High Hedge Alyeska Fund LP 6/1/2022 13,303,570 22,334,142 0.46 7.87 3/31/2026 Monthly Calibrate Fund Limited 5/1/2024 10,400,000 12,705,392 30.76 4.47 1/31/2026 Monthly Holocene Advisors Fund LP 4/1/2017 9,212,118 23,317,076 0.50 8.21 3/31/2026 Quarterly Night Squared Onshore LP 8/1/2025 8,500,000 8,647,171 67.16 3.05 3/31/2026 Quarterly Total Equity Long/Short - High Hedge 41,415,688 67,003,781 23.60 Equity Long/Short - Opportunistic Axon Partners, LP 10/1/2007 4,310,455 1,358,276 0.56 0.48 (a) (a) Viking Global Equities LP 7/1/2023 13,425,000 17,066,898 0.30 6.01 6/30/2026 Annually Total Equity Long/Short - Opportunistic 17,735,455 18,425,174 6.49

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 11 Alternative Investment Partners Absolute Return Fund Schedule of Investments (continued) December 31, 2025 Next First Percent of Percent Available Acquisition Fair Investment of Net Redemption Description Date Cost Value Fund Held* Assets Date** Liquidity*** Portfolio Investments (continued) Investments in Investment Funds (continued) Event Driven Credit FourSixThree Domestic Fund, LLC 8/1/2023 $ 8,666,925 $ 11,865,152 3.29% 4.18% 3/31/2026 Quarterly Olympus Peak Onshore LP 8/1/2020 373,291 428,514 3.99 0.15 3/31/2026 Quarterly Total Event Driven Credit 9,040,216 12,293,666 4.33 Fixed Income Arbitrage Elan Feeder Fund Ltd. 12/1/2023 5,898,886 6,900,000 0.15 2.43 2/28/2026 Monthly LMR Alpha Rates Trading Fund Ltd. 8/1/2022 7,909,870 10,496,076 0.24 3.70 3/31/2026 Quarterly Total Fixed Income Arbitrage 13,808,756 17,396,076 6.13 Macro Broad Reach (US) Fund LP 2/1/2020 5,213,926 12,022,388 7.64 4.23 3/31/2026 Quarterly Caxton Macro (USA) LLC 10/1/2025 10,850,000 11,450,800 1.04 4.03 3/31/2026 Quarterly D.E. Shaw Oculus Fund, L.L.C. 11/1/2006 4,174,287 31,270,999 0.71 11.01 3/31/2026 Quarterly Total Macro 20,238,213 54,744,187 19.27 Multi-Strategy Magnetar Capital Fund LP 1/1/2008 51,324 138,373 4.89 0.05 (a) (a) Total Multi-Strategy 51,324 138,373 0.05

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 12 Alternative Investment Partners Absolute Return Fund Schedule of Investments (continued) December 31, 2025 Next First Percent of Percent Available Acquisition Fair Investment of Net Redemption Description Date Cost Value Fund Held* Assets Date** Liquidity*** Portfolio Investments (continued) Investments in Investment Funds (continued) Other Directional BCIM Credit Opportunities, LP (b) 10/1/2014 $ 169,335 $ 778,619 4.96% 0.27% (a) (a) Burford Alternative Income Fund LP (b) 12/19/2018 155,835 2,750,741 3.03 0.97 (a) (a) Burford Alternative Income Fund II LP (b) 7/1/2022 431,691 1,142,766 1.94 0.40 (a) (a) Total Other Directional 756,861 4,672,126 1.64 Relative Value Credit Arini Diversified Alpha US Fund LP 11/1/2025 9,000,000 8,992,458 23.62 3.17 3/31/2026 Quarterly Total Relative Value Credit 9,000,000 8,992,458 3.17 Statistical Arbitrage Aquatic Argo Fund LP 11/1/2023 7,437,500 7,420,346 0.77 2.61 3/31/2026 Quarterly D.E. Shaw Valence Fund, L.L.C. 1/1/2015 8,162,177 45,513,563 0.88 16.03 3/31/2026 Quarterly Squarepoint Focus US Feeder LP 9/1/2019 12,190,000 24,175,058 0.62 8.52 3/31/2026 Monthly Torus Feeder 2 LP 5/1/2022 11,121,171 21,095,581 0.23 7.43 3/31/2026 Monthly Two Sigma Spectrum U.S. Fund, LP 5/1/2011 4,462,538 13,147,575 0.54 4.63 3/31/2026 Quarterly Total Statistical Arbitrage 43,373,386 111,352,123 39.22 Total Investments in Investment Funds $ 186,698,072 $ 342,883,800 120.76%

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 13 Alternative Investment Partners Absolute Return Fund Schedule of Investments (continued) December 31, 2025 Next First Percent of Percent Available Acquisition Fair Investment of Net Redemption Description Date Cost Value Fund Held* Assets Date** Liquidity*** Portfolio Investments (continued) Short-Term Investment State Street Institutional U.S. Government Money Market Fund - Premier Class 3.23% (c) $ 1,730,497 $ 1,730,497 0.61 % Total Short-Term Investment $ 1,730,497 $ 1,730,497 0.61 % Total Portfolio Investments $ 188,428,569 $ 344,614,297 121.37 % Liabilities in excess of Other Assets (60,665,756) (21.37) Total Net Assets $ 283,948,541 100.00 % Detailed information about all of the Investment Funds’ portfolios is not available. Investment Funds are non-income producing. * May represent percentage ownership of a feeder Investment Fund, which in turn invests in a master Investment Fund. May not reflect year-ended redemptions at Investment Funds. ** Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after December 31, 2025 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Investment Funds may be subject to fees. *** Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. (a) A portion or all of the Fund’s interests in the Investment Fund currently have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund is able to liquidate underlying investments. (b) The Investment Fund contains capital commitments. The general partner of the Investment Fund may call or distribute capital on a periodic basis. (c) Rate shown is 7-day effective yield.

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 14 Alternative Investment Partners Absolute Return Fund Schedule of Investments (continued) December 31, 2025 The following table summarizes the initial commitment and unfunded amounts of the Investment Funds as of December 31, 2025, aggregated by investment strategy: Investment Funds Other Directional BCIM Credit Opportunities, LP $ 14,400,000 $ 11,847,410 Burford Alternative Income Fund LP $ 9,900,000 $ 4,260,807 Burford Alternative Income Fund II LP $ 7,000,000 $ 6,568,309 Commitments Unfunded This represents a contingent liability, an amount the Investment Fund may call capital for in the future.

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 15 Alternative Investment Partners Absolute Return Fund Schedule of Investments (continued) December 31, 2025 Strategy Allocation Portfolio Investments Investments in Investment Funds Statistical Arbitrage 39.22 % Equity Long/Short - High Hedge 23.60 Macro 19.27 Commodity Trading Advisors - Managed Futures 9.93 Distressed 6.93 Equity Long/Short - Opportunistic 6.49 Fixed Income Arbitrage 6.13 Event Driven Credit 4.33 Relative Value Credit 3.17 Other Directional 1.64 Multi-Strategy 0.05 Short-Term Investment 0.61 Total Portfolio Investments 121.37 % Percent of Net Assets

16 Alternative Investment Partners Absolute Return Fund Notes to Financial Statements December 31, 2025 1. Organization Alternative Investment Partners Absolute Return Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on May 12, 2005. The Fund commenced operations on January 1, 2006 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt, and other markets. “Absolute return” investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options, and futures. Morgan Stanley Alternative Investment Partners LP serves as the Fund’s “Special Shareholder.” The Special Shareholder shall make such contributions to the capital of the Fund from time to time and has appointed a partnership representative for the Fund, which is treated as a partnership for U.S. federal income tax purposes. Morgan Stanley AIP GP LP serves as the Fund’s investment adviser (the “Adviser”). The Adviser is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Adviser is an affiliate of Morgan Stanley. The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a commodity trading adviser and a commodity pool operator with the Commodity Futures Trading Commission and the National Futures Association. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law. The Fund is a “Master” fund in a “Master-Feeder” structure whereby the feeder fund invests substantially all of its assets in the Fund. As of December 31, 2025, Alternative Investment Partners Absolute Return Fund STS, an indirect feeder fund to the Fund, represented 60.27% of the Fund’s net assets. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. None of the members of the Board are “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. The Fund initially offered on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, 1,500,000 shares of beneficial interest (“Shares”). As of May 2025, the number of Shares available for sale is 72,374. The initial closing date (“Initial Closing Date”) for public offering of Shares was July 1, 2006. Shares were offered until the Initial Closing Date at an initial offering price of $1,000 per Share, plus any applicable sales load, and have been continuously offered thereafter for purchase as of the first day of each calendar month at the Fund’s then current net asset value per Share, plus any applicable

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 17 1. Organization (continued) sales load. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of the Fund, that have agreed to participate in the distribution of the Fund’s Shares. Shares may also be purchased through any registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other management asset program by such RIA. Shares are sold only to investors (“Shareholders”) that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum additional investment in the Fund by any Shareholder is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor, a Selling Agent or a RIA. The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offers to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31. In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements. As of December 31, 2025, the Holdback Amount was $650,819, which included any Holdback Amount for repurchases as of December 31, 2025 and was included in payable for share repurchases in the Statement of Assets and Liabilities. 2. Significant Accounting Policies The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”, for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 18 2. Significant Accounting Policies (continued) decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund’s financial statements are stated in United States dollars. Portfolio Valuation The net asset value of the Fund is determined as of the close of business on the last business day at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. As of December 31, 2025, 99.50% of the Fund’s portfolio was comprised of investments in Investment Funds and 0.50% was invested in Short-Term Investments. Pursuant to Rule 2a-5 of the Act, the Board had designated the Adviser as its valuation designee. The valuation designee had responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Board. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net assets of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. Some of the Investment Funds may hold a portion of their assets in “side pockets”, which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket as reported by the Investment Fund’s investment manager. At December 31, 2025, $1,496,649 of the Fund’s capital was invested in side pockets maintained by the Investment Funds. The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 19 2. Significant Accounting Policies (continued) Portfolio Valuation (continued) Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s accounting, financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available. Direct Investments Common stock, preferred stock, and equity or debt securities (“Direct Investments”) listed or traded on a securities exchange are valued at the last known price on that exchange on or prior to the valuation date. When quoted prices are not available, fair value is determined based on other valuation approaches as determined by the Adviser in conjunction with the Valuation Committee. The changes in Direct Investments’ fair values are included in net change in unrealized appreciation/depreciation on direct investments in the Statement of Operations. Realized gain (loss) from direct investments is calculated using specific identification. Short-Term Investments Short-term investments are invested in a money market fund. Investments in money market funds are valued at fair value using the net asset value as the price.

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 20 2. Significant Accounting Policies (continued) Cash The Fund may maintain cash held on deposit at one or more financial institutions. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations. Income Recognition and Expenses The Fund recognizes income and expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds’ fair values are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Realized gain (loss) from investments in Investment Funds is calculated using specific identification. Income and Withholding Taxes No provision for federal, state, or local income taxes is required in the financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Shareholders and Special Shareholder is to include its respective share of the Fund’s realized profits or losses in its individual tax returns. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund expects to be treated as a partnership for U.S. federal income tax purposes. The Fund is required to withhold up to 30% U.S. tax from U.S. source dividends and 21% (37% for non-corporate, non-U.S. investors) U.S. tax from effectively connected income allocable to its non-U.S. investors and remit those amounts to the U.S. Internal Revenue Service on behalf of the non-U.S. investors. The rate of withholding is generally the rate at which the particular non-U.S. Shareholder is subject to U.S. federal income tax. The non-U.S. Shareholders are obligated to indemnify the Fund for any taxes that the Fund is required to withhold as well as any interest or penalties. Withholding taxes result in a repurchase of Shares from the Fund for any non-U.S. Shareholders who incur the withholding. For the year ended December 31, 2025, the Fund recorded an estimated tax withholding amount of $1,263,779 which is included in repurchases in the Statements of Changes in Net Assets. The Special Shareholder made no contributions to the capital of the Fund for U.S. Federal income tax purposes during this period. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of December 31, 2025. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by certain relevant taxing authorities.

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 21 2. Significant Accounting Policies (continued) Segment Reporting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is described at the beginning of the Notes to Financial Statements. The Fund’s President serves as the Chief Operating Decision Maker (“CODM”) and is responsible for assessing the performance of the Fund’s single segment and allocating its resources. In performing these responsibilities, the CODM reviews the information presented in the Fund’s financial statements. Recent Accounting Pronouncements In December 2023, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The amendments introduce new income tax disclosure requirements and revise or eliminate certain existing provisions, including expanded categories within the income tax rate reconciliation and enhanced disaggregation of income taxes paid. For public entities, ASU 2023-09 is effective for annual periods beginning after December 15, 2024. The Fund adopted ASU 2023-09 during the current fiscal period. Management has evaluated the impact of adoption and concluded that the Fund does not have any material foreign or domestic income taxes requiring disclosure under the amended guidance. Accordingly, no additional income tax disclosures have been included in these financial statements. 3. Financial Instruments with Off-Balance Sheet Risk In the normal course of business, the Investment Funds in which the Fund invests may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in each Investment Fund is limited to the value of the Fund’s interest in each Investment Fund as reported by the Fund. 4. Fair Value of Financial Instruments The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 22 4. Fair Value of Financial Instruments (continued) The inputs are summarized in the three broad levels listed below: • Level 1 – quoted prices in active markets for identical investments • Level 2 – other significant observable inputs (including quoted prices for similar investments), or short-term investments that are valued at amortized cost • Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments. As of December 31, 2025, all of the investments in Investment Funds are fair valued using the NAV as the practical expedient and are, therefore, excluded from the fair value hierarchy. Short-term investments in money market funds are valued at fair value using the net asset value as the price and are categorized as Level 1 securities. The following is a reconciliation of Level 3 investment tranches for the year ended December 31, 2025: Balance, January 1, 2025 Transfers into Level 3 Transfers out of Level 3 Sales/ Net realized Purchases Distributions gain (loss) Net change in unrealized appreciation/depreciation Balance, December 31, 2025 Investment Funds Multi-Strategy $ 200,652 $ - $ - $ - $ (272,434) $ 158,495 $ (86,713) $ - Private Placement 2,699,178 - - - (2,775,085) 2,512,408 (2,436,501) - Total Investment Funds $ 2,899,830 $ - $ - $ - $ (3,047,519) $ 2,670,903 $ (2,523,214) $ -

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 23 5. Investments in Investment Funds The following table summarizes the fair value and liquidity terms of the Investment Funds as of December 31, 2025, aggregated by investment strategy: Redemption Redemption Frequency Notice Period (if applicable) (if applicable) Investment Funds Commodity Trading Advisors - Managed Futures (a) $ 28,198,581 Monthly 65 days Distressed (b) 19,667,255 Quarterly 45 days Equity Long/Short - High Hedge (c) 67,003,781 Monthly to Quarterly 5-90 days Equity Long/Short - Opportunistic (d) 18,425,174 Annually 45 days Event Driven Credit (e) 12,293,666 Quarterly 90 days Fixed Income Arbitrage (f) 17,396,076 Monthly to Quarterly 45-90 days Macro (g) 54,744,187 Quarterly 45-90 days Multi-Strategy (h) 138,373 Not Applicable Not Applicable Other Directional (i) 4,672,126 Not Applicable Not Applicable Relative Value Credit (j) 8,992,458 Quarterly 90 days Statistical Arbitrage (k) 111,352,123 Monthly to Quarterly 45-90 days Total Investment Funds $ 342,883,800 Fair Value (a) Investment Funds in this strategy invest in a variety of futures contracts, including currencies, interest rates, stocks, stock market indexes, derivatives, and commodities. These Investment Funds build quantitative models to price futures and then take long and short positions in the futures. (b) Investment Funds in this strategy invest in, and may sell short, the securities of companies where the security’s price has been, or is expected to be, affected by a distressed situation such as a bankruptcy or corporate restructuring. Investment Fund tranches representing 2.80% of the Fund’s net assets currently have restricted liquidity. The remaining restriction period for such Investment Fund tranches is uncertain. (c) Investment Funds in this strategy aim to generate returns that are independent of directional movements of the equity markets by balancing long equity positions to a large extent with short equity positions and derivatives, and often deploy leverage. (d) Investment Funds in this strategy consist of a core holding of long equities hedged at all times with short sales of stocks or stock index options. Some of the Investment Funds’ respective investment managers maintain a substantial portion of assets within a hedged structure and commonly employ leverage. Investment Fund tranches representing 0.48% of the Fund’s net assets currently have restricted liquidity. The remaining restriction period for such Investment Fund tranches is uncertain. (e) Investment Funds in this strategy invest in debt securities created by significant transactional events, such as spin-offs, mergers and acquisitions, bankruptcy reorganizations, and recapitalizations. (f) Investment Funds in this strategy seek to profit by exploiting pricing differences between related fixed income (often sovereign debt) securities and their derivatives, neutralizing exposure to market risk by combining long and short positions. (g) Investment Funds in this strategy invest by making leveraged directional bets on anticipated price movements of stock markets, interest rates, foreign exchange, and physical commodities.

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 24 5. Investments in Investment Funds (continued) (h) Investment Funds in this strategy tactically allocate capital to various hedge fund strategies based on their perceived risk and return profiles. Investment Fund tranches representing 0.05% of the Fund’s net assets currently have restricted liquidity. The remaining restriction period for such Investment Fund tranches is uncertain. (i) Investment Funds in this strategy invest in a broad group of directional strategies, often with little hedging. Investment Fund tranches representing 1.64% of the Fund’s net assets currently have restricted liquidity. The remaining restriction period for such Investment Fund tranches is uncertain. (j) Investment Funds in this strategy invest in, and may sell short, fixed income securities focused on corporate debt, emerging markets sovereign debt, and structured credit products. (k) Investment Funds in this strategy attempt to profit from temporary pricing discrepancies between related securities. This irregularity offers an opportunity to go long the cheaper security and to short the more expensive one in an attempt to profit as the prices of the two revert to their norm, or mean. As of December 31, 2025, 4.97% of the Fund’s net assets were invested in Investment Funds with restricted liquidity or with the next available redemption date extending beyond one year from December 31, 2025. For the year ended December 31, 2025, aggregate purchases and proceeds from sales of investments in Investment Funds were $39,589,988 and $72,658,962 respectively. The cost of investments for federal income tax purposes is adjusted for items of taxable income or loss allocated to the Fund from the Investment Funds. The allocated taxable income or loss is reported to the Fund by the Investment Funds on Schedules K-1. Such tax adjustments for the current year will be made once the Fund has received all Schedules K-1 from the Investment Funds. 6. Investment Receivables and Investments in Investment Funds made in Advance As of December 31, 2025, $30,177,202 was due to the Fund from Investment Funds. The receivable amount represents the fair value of certain Investment Fund tranches, net of management fees and incentive fees/allocations, that were redeemed by the Fund at year-end management fee reserves, or holdback amounts that will be received from certain Investment Funds. Substantially all of the receivable balance was collected subsequent to the balance sheet date. Investments in investment funds made in advance represent amounts transferred to Investment Funds prior to year-end relating to investments to be made effective January 1, 2026, pursuant to each Investment Fund’s operating agreements. As of December 31, 2025, the Fund has made $4,400,000 investments in investment funds in advance.

25 Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 7. Management Fee, Related Party Transactions and Other The Fund bears all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds. In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly management fee of 0.083% (1.00% on an annualized basis) of the Fund’s month end net asset value. The management fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, before adjustments for any repurchases effective on that day. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the underlying Investment Funds and indirectly borne by Shareholders in the Fund. For the year ended December 31, 2025, the Fund incurred management fees of $2,909,767 of which $1,192,348 was payable to the Adviser at December 31, 2025. The Distributor and Selling Agents may charge Shareholders a sales load of up to 3% of the Shareholder’s purchase. The Distributor or a Selling Agent may, in its discretion, waive the sales load for certain investors. In addition, purchasers of Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs sponsored by a RIA, including an affiliate of the Adviser, or Morgan Stanley and its affiliates (including the Adviser) and the directors, partners, principals, officers and employees of any such RIA or any of the Adviser and its affiliates may not be charged a sales load. The Fund pays the Distributor, and the Distributor pays each financial institution, broker-dealer and other industry professional (collectively, “Service Agents”) that enters into a Distribution and Shareholder Servicing Agreement with the Distributor, a monthly shareholder servicing fee of up to 0.0625% (0.75% on an annualized basis) of the net asset value of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee, the Service Agent provides distribution, marketing and/or sales support services, including making the Fund available as an investment option to the Service Agent’s clients, offering the Fund as an option on any distribution “platform” the Service Agent administers, making information about the Fund available to clients, including the Fund’s Prospectus, statement of additional information and sales literature, engaging in education or marketing activities about the Fund and its characteristics and retaining or utilizing the services of sales professionals, consultants and other personnel to assist in marketing shares of the Fund to clients. For the year ended December 31, 2025, the Fund incurred shareholder servicing fees of $2,172,557 of which of $890,806 was payable at December 31, 2025. State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.045% to 0.075%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the administrator.

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 26 7. Management Fee, Related Party Transactions and Other (continued) State Street also serves as the Fund’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate of 0.020%, based on (i) the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the custodian, and (ii) investment purchases and sales activity related to the Fund. The Fund is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Fund. The Fund has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. At December 31, 2025, the Fund’s proportionate share of assets attributable to the DC Plan was $16,774, which is included in the Statement of Assets and Liabilities under other assets and the deferred compensation obligation under accrued expenses and other liabilities. UMB Fund Services, Inc. serves as the Fund’s transfer agent. Transfer agent fees are payable monthly based on an annual Fund base fee, annual per Shareholder account charges, and out-of-pocket expenses incurred by the transfer agent on the Fund’s behalf. 8. Borrowings Effective October 22, 2018, the Fund entered into a committed credit agreement with Bank of America, N.A. for a revolving line of credit (the “Facility”). As of March 31, 2022, the maximum availability under the Facility is the lesser of $85,000,000 commitment amount (“Commitment Amount”) or 40% of the Fund’s adjusted net assets, as defined in the credit agreement, subject to specific asset-based covenants. Prior to September 25, 2025, the Fund paid a minimum utilization fee when the borrowings were less than 60% of the Commitment Amount. The interest rate on the Facility was the Daily Simple SOFR rate plus 1.50%. Under the terms of the Facility, borrowings were repayable no later than September 26, 2025, the termination date of the Facility. Effective September 26, 2025, the credit agreement was amended and extended. The Fund is subject to a minimum utilization fee if borrowings under the facility are less than 70% of the total Commitment Amount. The interest rate on the Facility is the Daily Simple SOFR rate plus contractual spread of 1.40%. Under the terms of the Facility, borrowings are repayable no later than September 26, 2026, the termination date of the Facility. At December 31, 2025, there was $84,771,267 outstanding against the Facility. For the year ended December 31, 2025, the Fund incurred interest expense of $3,718,717 in connection with the Facility. Borrowings are secured by the Fund’s investments in Investment Funds.

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 27 8. Borrowings (continued) Detailed below is summary information concerning the borrowings: # of Days Outstanding Average Daily Balance Annualized Weighted Average Rate 365 $64,487,706 5.80% 9. Market Risk The value of an investment in each Fund is based on the values of each Fund’s investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt or otherwise affect the global economy and financial markets. Securities in each Fund’s portfolio may underperform or otherwise be adversely affected due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates (or changes in interest rates), global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, the threat or actual imposition of tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in increased market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of each Fund’s portfolio, as well as its ability to sell securities and/or meet redemptions. Any such event(s) or similar types of factors and developments, may also adversely affect the financial performance of each Fund’s investments (and, in turn, the Fund’s investment results) and/or negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, and exacerbate pre-existing risks to the Fund. In addition, no active trading market may exist for certain investments held by the Funds, which may impair the ability of the Funds to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. 10. Contractual Obligations The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 28 11. Financial Highlights The following represents per Share data, ratios to average net assets, and other financial highlights information for Shareholders. For the Year For the Year For the Year For the Year For the Year Ended Ended Ended Ended Ended December 31, December 31, December 31, December 31, December 31, 2025 2024 2023 2022 2021 For a Share outstanding throughout the year: Net asset value, beginning of year $ 2,567.38 $ 2,283.30 $ 2,143.29 $ 2,022.78 $ 1,912.34 Net investment income (loss) (a) (88.25) (80.86) (72.43) (57.30) (45.28) Net realized and unrealized gain (loss) from investments 386.32 364.94 212.44 177.81 155.72 Net increase (decrease) resulting from operations 298.07 284.08 140.01 120.51 110.44 Net asset value, end of year $ 2,865.45 $ 2,567.38 $ 2,283.30 $ 2,143.29 $ 2,022.78 Total return (b) 11.61% 12.44% 6.53% 5.96% 5.78% Ratio of total expenses (c) 3.33% 3.39% 3.37% 2.79% 2.33% Ratio of net investment income (loss) (d) (3.24%) (3.32%) (3.29%) (2.77%) (2.32%) Portfolio turnover 11% 9% 19% 25% 11% Senior security, end of year (000s) $ 84,771 $ 63,771 $ 55,521 $ 66,721 $ 68,896 $ 4,350 $ 5,549 $ 6,255 $ 5,409 $ 5,268 Net assets, end of year (000s) $ 283,949 $ 290,079 $ 291,744 $ 294,172 $ 294,068 Asset coverage per $1,000 of senior security principal amount (e) (a) Calculated based on the average shares outstanding methodology. (b) Total return assumes a subscription of a Share in the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund. (c) Ratio does not reflect the Fund’s proportionate share of the expenses of the Investment Funds. (d) Ratio does not reflect the Fund’s proportionate share of the income and expenses of the Investment Funds. (e) Represents asset coverage per $1,000 of indebtedness calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, then the result divided by the aggregate amount of the Fund’s senior securities representing indebtedness, and multiplying the result by 1,000. The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions and withholding tax allocation, as applicable. 12. Subsequent Events Unless otherwise stated throughout the Notes to Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements through the date that the financial statements were available to be issued.

Alternative Investment Partners Absolute Return Fund 29 Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent 12 months period ended June 30, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov. Quarterly Portfolio Schedule (Unaudited) The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s website at http://www.sec.gov. and Morgan Stanley’s public website, www.morganstanley.com/im/shareholderreports. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Alternative Investment Partners Absolute Return Fund An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) 30 WHAT DOES MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (“MSIM”) DO WITH YOUR PERSONAL INFORMATION? Why? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do. What? The types of personal information we collect and share depend on the product or service you have with us. This information can include: • Social Security number and income • Investment experience and risk tolerance • Checking account information and wire transfer instructions How? All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MSIM chooses to share; and whether you can limit this sharing. Reasons we can share your personal information Does MSIM share? Can you limit this sharing? For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus Yes No For our marketing purposes— to offer our products and services to you Yes No For joint marketing with other financial companies No We don’t share For our affiliates’ everyday business purposes— information about your transactions and experiences Yes No* For our affiliates’ everyday business purposes— information about your creditworthiness Yes Yes* For our affiliates to market to you Yes Yes* For non-affiliates to market to you No We don’t share FACTS

31 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) To limit our sharing To limit sharing, Call toll-free: (844) 312-6327 or email: msimprivacy@morganstanley.com. Please include your name, address, and first three digits (and only the first three digits) of your account number in the email. If we serve you through an investment professional, please contact them directly. Specific Internet addresses, mailing addresses, and telephone numbers are listed on your statements and other correspondence. Please Note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing. *MSIM does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does MSIM enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent MSIM from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you. Questions? Call toll-free: (844) 312-6327 or email: msimprivacy@morganstanley.com

32 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) Who we are Who is providing this notice? Morgan Stanley Investment Management Inc. and its investment management affiliates (“MSIM”) (See Affiliates definition below.) What we do How does MSIM protect my personal information? To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information. How does MSIM collect my personal information? We collect your personal information, for example, when you ▪ open an account or make deposits or withdrawals from your account ▪ buy securities from us or make a wire transfer ▪ give us your contact information We also collect your personal information from others, such as credit bureaus, affiliates, or other companies. Why can’t I limit all sharing? Federal law gives you the right to limit only ▪ sharing for affiliates’ everyday business purposes—information about your creditworthiness ▪ affiliates from using your information to market to you ▪ sharing for non-affiliates to market to you State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law. What happens when I limit sharing for an account I hold jointly with someone else? Your choices will apply to everyone on your account. Definitions Affiliates Companies related by common ownership or control. They can be financial and non-financial companies. ▪ Our affiliates include registered investment advisers such as Eaton Vance Management, Eaton Vance Advisers International Ltd., Boston Management and Research, Calvert Research and Management, Atlanta Capital Management Company, LLC, Parametric Portfolio Associates LLC, Morgan Stanley Investment Management Co., Morgan Stanley Investment Management Ltd; registered broker-dealers such as Morgan Stanley Distribution, Inc. and Eaton Vance Distributors, Inc. (collectively, the “Investment Management Affiliates”); and registered and unregistered funds sponsored by Morgan Stanley Investment Management such as the registered funds within Morgan Stanley Institutional Fund, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Barney LLC and Morgan Stanley & Co. (the, “Morgan Stanley Affiliates”). Non-affiliates Companies not related by common ownership or control. They can be financial and non-financial companies. ▪ MSIM does not share with non-affiliates so they can market to you.

33 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) Definitions Joint marketing A formal agreement between non-affiliated financial companies that together market financial products or services to you. ▪ MSIM does not jointly market. Other important information Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information. California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34 Information Concerning Trustees and Officers (Unaudited) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee** Other Directorships Held by Independent Trustee*** Kathleen A. Dennis c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1953 Trustee Since August 2006 Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006). Senior Vice President, Chase Bank (1984-1993). 79 Board Member, University of Albany Foundation (2012- present); Board Member, Mutual Fund Directors Forum (2014-2024); Director of various non-profit organizations. Nancy C. Everett c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1955 Trustee Since January 2015 Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Formerly, Interim Vice President for Investment Management, Dominion Energy (2024-2025); Formerly Chief Executive Officer of Virginia Commonwealth University Investment Company (2015-2024); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010). 80 Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010). Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1959 Trustee Since July 2024 Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (2014-2021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (2006-2010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (1988-1990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (1986-1988); Equity Derivatives Trading, Lehman Brothers (1983-1986). 80 Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020).

35 Information Concerning Trustees and Officers (Unaudited) (continued) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee** Other Directorships Held by Independent Trustee*** Jakki L. Haussler c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1957 Trustee Since January 2015 Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999- December 2010); Director, The Victory Funds (February 2005-July 2008). 80 Director, Ingram Micro Holding Corporation and Member, Nominating and Corporate Governance Committee (since October 2024); Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member of the Audit Committee and Chairperson of the Investment Committee; Formerly, Director, Barnes Group Inc. (2021-2025); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee. Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949 Michael F. Klein c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1958 Trustee Trustee Since July 1991 Since August 2006 Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee, Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999). 79 79 Director of NVR, Inc. (home construction). Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Formerly, Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals) (2021-2025).

36 Information Concerning Trustees and Officers (Unaudited) (continued) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee** Other Directorships Held by Independent Trustee*** Patricia A. Maleski c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1960 Trustee Since January 2017 Chairperson of the Compliance and Insurance Committee; Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015- 2016); Chief Control Officer - Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001). 80 Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023), Nutley Family Service Bureau, Inc. W. Allen Reed c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1947 Chairperson of the Boards and Trustee Chair-person of the Boards since August 2020 and Trustee since August 2006 Chairperson of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chairperson of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005). 79 Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015). Frances L. Cashman c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1961 Trustee Since February 2022 Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (2021-2024); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicola (2005- 2010). 80 Board Director and Member of the Membership Committee, Mutual Fund Directors Forum (since May 2025); Trustee and Member of the Audit and Investment Committees, Baltimore Equitable Insurance (since May 2025); Board Director and Member of the Marketing Committee, Archdiocese of Baltimore School Board (since May 2025); Trustee, Chairperson of the Advancement Committee and Member of the Investment Committee, Cristo Rey Jesuit High School (since December 2024); Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Formerly, Trustee and Chairperson of Marketing Committee, and Member of Finance Committee, Loyola Blakefield (2017-2023); Formerly, Trustee, MMI Gateway Foundation (2017- 2023).

37 Information Concerning Trustees and Officers (Unaudited) (continued) * This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected. ** The Fund Complex includes (as of December 31, 2025) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the “Adviser”) and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP). *** This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years. Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee** Other Directorships Held by Independent Trustee*** Eddie A. Grier c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year:1955 Trustee Since February 2022 Dean, Santa Clara University Leavey School of 78 Business (since 2021-2025); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010). 80 Formerly, Director, Witt/Keiffer, Inc. (executive search) (2016-2024); Director, NuStar GP, LLC (energy) (2021-2024); Director, Sonida Senior Living, Inc (residential community operator) (2016-2021); Director, NVR, Inc (homebuilding) (2013- 2020); Director, Middleburg Trust Company (wealth management) (2014- 2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chairperson, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

38 Information Concerning Trustees and Officers (Unaudited) (continued) Position(s) Length of Name, Address and Birth Held with Time Principal Occupation(s) Year of Executive Officer Registrant Served* During Past 5 Years John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963 President and Principal Executive Officer Since September 2013 President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser. Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977 Chief Compliance Officer Since November 2021 Managing Director of the Adviser (since January 2024) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020). Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979 Vice President Since June 2017 Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013). Christopher Auffenberg 100 Front Street, Suite 400 West Conshohocken, PA 19428 Birth Year: 1984 Vice President Since May 2022 Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Hedge Fund team and Executive Director of Morgan Stanley Investment Management Inc (since May 2022). Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965 Treasurer and Principal Financial Officer Treasurer since July 2003 and Principal Financial Officer since September 2002 Managing Director of the Advisor and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002). Deidre E. Walsh 1 Post Office Square Boston, MA 02109 Birth Year: 1971 Secretary and Chief Legal Officer Since June 2025 Managing Director (since 2021) of the Adviser and various entities affiliated with the Adviser; Vice President of various entities affiliated with the Adviser (since 2023); Secretary (since June 2025) and Chief Legal Officer (since June 2025) of various Morgan Stanley Funds. The Fund does not make available copies of its statement of additional information because the Fund’s shares are not continuously offered, which means that the statement of additional information of the Fund has not been updated after completion of the Fund’s offerings and the information contained in the Fund’s statement of additional information may have become outdated. * This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

39 Alternative Investment Partners Absolute Return Fund 100 Front Street, Suite 400 West Conshohocken, PA 19428 Trustees W. Allen Reed, Chairperson of the Board and Trustee Frank L. Bowman (Retired on December 31, 2025.) Frances L. Cashman Kathleen A. Dennis Nancy C. Everett Richard G. Gould Eddie A. Grier Jakki L. Haussler Dr. Manuel H. Johnson Michael F. Klein Patricia A. Maleski Officers John H. Gernon, President and Principal Executive Officer Christopher Auffenberg, Vice President Michael J. Key, Vice President Deidre A. Downes, Chief Compliance Officer Francis J. Smith, Treasurer and Principal Financial Officer Deidre E. Walsh, Secretary and Chief Legal Officer Investment Adviser Morgan Stanley AIP GP LP 100 Front Street, Suite 400 West Conshohocken, PA 19428 Administrator, Custodian, Fund Accounting Agent and Escrow Agent State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Transfer Agent UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116 Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Counsel to the Independent Trustees Morgan, Lewis and Bockius LLP One State Street Hartford, CT 06103

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-888-322-4675. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by the report. The new Fund policy is substantially similar to the superseded Fund policy but now has an expanded scope that applies to 1940 Act Fund families. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that Jakki L. Haussler an “independent” Trustee is an “audit committee financial expert” serving on its audit committee.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)  The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2024 and December 31, 2025 by the registrant’s principal accountant, Ernst & Young LLP, the professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by Ernst & Young LLP during these periods.

2025

	Registrant		Covered Entities(1)
Audit Fees	$47,300		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$0	(4)
All Other Fees	$0		$0	(5)
Total Non-Audit Fees	$0		$0

Total	$47,300		$0

2024

	Registrant		Covered Entities(1)
Audit Fees	$47,300		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$0	(4)
All Other Fees	$0		$0	(5)
Total Non-Audit Fees	$0		$0

Total	$47,300		$0

N/A- Not applicable, as not required by Item 4.
(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates.
(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1)	The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2)	No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)	See table above.

(h)	The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments. Refer to Item 1.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1 of this Form N-CSR.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MSIM has adopted the “Equity Proxy Voting Policy and Procedures” (the “Equity Proxy Voting Policy”) for voting clients’ proxies. The Equity Proxy Voting Policy is reasonably designed to address and oversee the process by which proxies are voted in a manner free from material conflicts of interest and in the best interest of MSIM clients. MSIM has retained independent proxy services to provide assistance with proxy vote execution, reporting and record-keeping. The Equity Proxy Voting Policy, which applies globally, sets forth detailed guidelines as to how proxies will be voted on behalf of MSIM clients. The MSIM Proxy Review Committee (the “Proxy Review Committee”) through the Global Stewardship Team is responsible for updating and implementing the Equity Proxy Voting Policy; the Proxy Review Committee consists of members from MSIM’s global investment teams. The Proxy Review Committee meets as needed, but at least quarterly, to address ongoing proxy issues and conflicts of interest that arise in connection with proxy voting.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) This Information is as of March 6, 2026

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Managing Director of MSIM. Effective July 2016, Mr. van der Zwan began serving as Chief Investment Officer and Head of the Morgan Stanley AIP Hedge Fund team and, since 2006, he has been a portfolio manager for several Morgan Stanley AIP Hedge Fund team portfolios, including the Fund since its inception. Mr. van der Zwan has more than 20 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $70 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

Jarrod Quigley. Mr. Quigley is a Managing Director of MSIM and Deputy Chief Investment Officer of the Fund of Hedge Funds Team. He is a portfolio manager for several Morgan Stanley AIP Fund of Hedge Fund team portfolios, including the Fund since 2010. He focuses on credit, secondary & co-investment strategies. He joined MSIM in 2004 and has more than 20 years of industry experience. He is also a member of the Investment Committee. Prior to joining the firm, Mr. Quigley was an investment banking analyst in the financial institutions group of A.G. Edwards & Sons. Mr. Quigley received a B.S. summa cum laude in finance from Babson College where he was also valedictorian. He holds the Chartered Financial Analyst designation.

Eban Cucinotta. Mr. Cucinotta is a Managing Director of MSIM and the head of quantitative analytics for the Morgan Stanley AIP Hedge Fund group, focusing on evaluating and monitoring hedge fund investments from a quantitative and risk management perspective. Mr. Cucinotta is also the chair of the Morgan Stanley AIP hedge fund team Risk Monitoring Group which is responsible for consistent oversight of risk levels within Morgan Stanley AIP portfolios and comprises the senior most members of the hedge fund team and all investment committee members. He is a part of MSIM’s Risk Management Committee, and in this role is responsible for reporting any Morgan Stanley AIP level risk upward to MSIM risk management. Mr. Cucinotta joined Morgan Stanley in 2002 and has more than 20 years of industry experience. He and his team lead the development of the hedge fund team’s trading, allocation and liquidity management tools. He is also a member of the Investment Committee. Prior to his current role, Mr. Cucinotta was a client group associate for Morgan Stanley Investment Management, where he supported both AIP’s Hedge Fund and Private Equity Fund groups as well as MSIM’s emerging markets debt and high-yield products. Mr. Cucinotta received a B.S. in industrial management from Carnegie Mellon University and an M.B.A. from the Yale School of Management.

Robert Rafter. Mr. Rafter is a Managing Director at MSIM and serves as a portfolio manager and head of research for the Morgan Stanley AIP Hedge Funds group. He joined Morgan Stanley AIP in 2011 and has 19 years of professional experience. He is also a member of the Investment Committee. Prior to joining the firm, Mr. Rafter served as vice president responsible for hedge fund investments at Colchis Capital Management, a boutique alternative investment manager. Previously, he was a segment producer at CNBC Business News and an analyst at Lehman Brothers, where he worked on the central funding desk within the Fixed Income Division. Mr. Rafter received a B.A. in government from Georgetown University. He is a member of the Bond Club of Philadelphia and the CFA Society of Philadelphia. Mr. Rafter holds the Chartered Financial Analyst designation.

David Damsgaard. Mr. Damsgaard is an Executive Director of MSIM and serves as the strategy head for Global Macro, Emerging Markets, and Sovereign Relative Value strategies within the Morgan Stanley AIP Hedge Fund team. He joined the firm in 2019 and has 15 years of investment experience. Prior to joining the firm, Mr. Damsgaard was a proprietary commodities trader at Marex Spectron. Previously, he was an Associate Portfolio Manager at Caxton Associates and an Associate Director for Macquarie Bank Limited managing a derivatives portfolio providing hedging solutions within agricultural products. Mr. Damsgaard received a B.A. in economics from Yale University.

Farhan Karim. Mr. Karim is an Executive Director for the Morgan Stanley AIP Hedge Fund team at MSIM and serves as the strategy head for long/short equity research. Mr. Karim joined the firm in 2022 bringing more than 18 years’ industry experience and 10 years as a fundamental equity long/short portfolio manager and analyst. Prior to joining the firm, he was a portfolio manager at North Rock Capital managing a market neutral long/short portfolio and has also held roles at Millennium, Citadel (Surveyor Capital), George Weiss, UBS and Trafelet. Mr. Karim began his career at Citigroup in the investment banking division. He received a BBA in finance and accounting from the Ross School of Business at the University of Michigan.

Yury Rojek. Mr. Rojek is an Executive Director for the Morgan Stanley AIP Hedge Fund team at MSIM and serves as the strategy head for Systematic Strategies within the Morgan Stanley AIP Hedge Fund group. Mr. Rojek joined the firm in 2024 bringing more than 14 years of industry experience including 7 years in an asset management role and 6 years as a sell-side quantitative analyst. Prior to joining the firm, he was a Senior Investment Officer at UBS Hedge Fund Solutions. Mr. Rojek holds a PhD degree in Mathematics from Voronezh State University (Russia).

(a)(2)(i-iii)	Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of December 31, 2025:

Mark L. W. van der Zwan Jarrod Quigley Eban Cucinotta Robert Rafter David Damsgaard Farhan Karim Yury Rojek	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	1	1.16
Other Pooled Investment Vehicles[1]	21	3.68
Other Accounts[1]	99	11.40

1Of these other accounts, 53 accounts with a total of approximately $6.24 billion in assets had performance-based fees.

(a)(2)(iv)	Conflicts of Interest

The Adviser and the Investment Managers

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund or the Master Fund (“Adviser Accounts”). Neither the Fund nor the Master Fund has any interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Master Fund are engaged in substantial activities other than on behalf of the Master Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Master Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Master Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser will follow. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

Participation in Investment Opportunities

The Adviser expects to employ an investment program for the Master Fund that is substantially similar to the investment program (or, in some cases, to portions of the investment program) employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Master Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than that to which the Adviser will commit the Master Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Master Fund, or vice versa.

The Adviser evaluates for the Master Fund and for the Adviser Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or an Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Master Fund and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Master Fund and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Master Fund differ from those of the Adviser Accounts. Accordingly, the future performance of the Master Fund (and, therefore, the Fund) and the Adviser Accounts will vary.

When the Adviser determines that it would be appropriate for the Master Fund and one or more Adviser Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Master Fund participate, or participate to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Master Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Master Fund and/or the Adviser Accounts, thereby limiting the size of the Master Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Master Fund and the Adviser Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Master Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Adviser Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters”, below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund in which the Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Adviser Accounts, or by an Investment Manager on behalf of its own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Master Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Investment Manager Accounts.

Other Matters

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Master Fund, except that the Master Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Master Fund as a result of common officers, directors, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

(a)(3)	Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

● Cash Bonus.

● Deferred Compensation:

●	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

●	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

●	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

●	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

●	Revenue and profitability of the Firm

●	Return on equity and risk factors of both the business units and Morgan Stanley

●	Assets managed by the portfolio manager

●	External market conditions

●	New business development and business sustainability

●	Contribution to client objectives

●	Team, product and/or MSIM and its affiliates that are investment advisers performance

●	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

●	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(a)(4)	Securities Ownership of Portfolio Managers

As of December 31, 2025, the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Fund is shown below:

Mark L. W. van der Zwan:	None
Jarrod Quigley:	None
Eban Cucinotta:	None
Robert Rafter:	None
David Damsgaar:	None
Farhan Karim:	None
Yury Rojek:	None

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19.	EXHIBITS.

(a)

(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(2)	Certifications of Principal Executive Officer and Principal Financial Officer are attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND STS

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: President
Date: March 6, 2026

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: Principal Executive Officer
Date: March 6, 2026

By:	/s/ Francis J. Smith
Name: Francis J. Smith
Title: Principal Financial Officer
Date: March 6, 2026